Exhibit 10.5

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2

AMENDED AND RESTATED

TRUST AGREEMENT

between

CAPITAL ONE AUTO RECEIVABLES, LLC,

as the Depositor

and

BNY MELLON TRUST OF DELAWARE,

as the Owner Trustee

Dated as of September 18, 2019

COPAR 2019-2 Amended and Restated Trust Agreement

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(continued)

-ii-	COPAR 2019-2 Amended and Restated Trust Agreement

(continued)

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(continued)

		Page
SECTION 11.12.	Waiver of Jury Trial	40

SECTION 11.13.	Information to Be Provided by the Owner Trustee	40

SECTION 11.14.	Form 10-D Filings, Item 1117 and Item 1119 of Regulation AB	40

SECTION 11.15.	Form 8-K Filings	40

EXHIBIT A	Form of Certificate

EXHIBIT B	Form of Certificate Investor Representation Letter

EXHIBIT C	Form of Notice of Requests to Repurchase Receivables

EXHIBIT D	Form of Registration of Definitive Certificate Transfer Direction Letter Pursuant to the Trust Agreement

EXHIBIT E	Form of Owner Trustee’s Monthly Certification Regarding Item 1117 and Item 1119 of Regulation AB

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This AMENDED AND RESTATED TRUST AGREEMENT is made as of September 18, 2019 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement” or this “Trust Agreement”) between CAPITAL ONE AUTO RECEIVABLES, LLC, a Delaware limited liability company, as the depositor (the “Depositor”), and BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as the owner trustee (in such capacity, the “Owner Trustee”).

RECITALS

WHEREAS, the Depositor and the Owner Trustee entered into that certain Trust Agreement dated as of August 7, 2019 (the “Original Trust Agreement”) and filed a certificate of trust with the Secretary of State of the State of Delaware pursuant to which the Issuer (as defined below) was created; and

WHEREAS, the parties have agreed to amend and restate the Original Trust Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Capitalized Terms. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale Agreement, dated as of the date hereof (as amended, supplemented, or otherwise modified and in effect from time to time, the “Sale Agreement”), between the Issuer and the Depositor, which also contains rules as to usage that are applicable herein.

SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

COPAR 2019-2 Amended and Restated Trust Agreement

ARTICLE II

ORGANIZATION

SECTION 2.1. Name. The trust created under the Original Trust Agreement is known as “Capital One Prime Auto Receivables Trust 2019-2” (the “Issuer”), in which name the Owner Trustee, the Administrator or the Servicer (to the extent set forth in the Transaction Documents) may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to each Certificateholder, the Depositor and the Administrator.

SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes to the Noteholders and to make distributions to the Certificateholders;

(b) to acquire the property and assets set forth in the Sale Agreement from the Depositor pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account, the Principal Distribution Account, the Certificate Distribution Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Issuer;

(c) to assign, Grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

(d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

(e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and payments to the Noteholders.

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Each of the Owner Trustee and the Administrator, as applicable, is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor any Person acting on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

Notwithstanding anything to the contrary in the Transaction Documents or in any other document, neither the Issuer nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to acquire any other investments, reinvest any proceeds of the Issuer or engage in activities other than the foregoing, and, in particular neither the Issuer nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to do anything that would cause the Issuer to fail to qualify as a grantor trust for United States federal income tax purposes.

SECTION 2.4. Appointment of the Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.5. Initial Capital Contribution of Trust Estate. As of the date of the Original Trust Agreement, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.

SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Transaction Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that (i) this Agreement constitute the governing instrument of such statutory trust and (ii) for United States federal, state and local income and franchise tax purposes, the Issuer shall be treated as a grantor trust for United States federal income tax purposes, with the assets of the Issuer constituting the Receivables and other assets held by the Issuer, and the Notes constituting non-recourse debt of the Certificateholder(s), provided that if it is successfully asserted by the appropriate tax authorities that the Issuer is not properly characterized as a grantor trust for United States federal income tax purposes, the Issuer shall be treated, for United States federal, state and local income and franchise tax purposes, as (A) a disregarded entity if there is only one beneficial owner for United States federal income tax purposes of the Certificates and any Notes that are treated as equity in the Issuer, or (B) a partnership (other than an association or publicly traded partnership taxable as a corporation) if there is more than one beneficial owner for United States federal income tax purposes of the Certificates and any Notes that are treated as equity for United States federal income tax purposes in the Issuer, with the assets of the partnership being the Receivables and other assets held by the Issuer, the partners of the partnership being the Certificateholders and the holders of the Notes that are treated as equity in the Issuer for United States federal income tax purposes, and the remaining Notes constituting indebtedness of the partnership. The parties hereto and each Certificateholder, by acceptance of a Certificate, agree to treat the Issuer in accordance with the intention that the Issuer be characterized as a grantor trust for United States federal income

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tax purposes and, unless otherwise required by appropriate taxing authorities or by law, not to take any action or, direct any other party to take any action, inconsistent therewith, including, but not limited to, modifying, or directing any other party to modify, the terms of a Receivable unless the modification is a Permitted Modification. In furtherance of the foregoing, (i) the purpose of the Issuer shall be to protect and conserve the assets of the Issuer, and the Issuer shall not at any time engage in or carry on any kind of business for United States federal income tax purposes or any kind of commercial activity and (ii) the Issuer and Owner Trustee (upon direction from the Certificateholders) (and any agent of either person) shall take, or refrain from taking, all such action as is necessary to maintain the status of the Issuer as a grantor trust for United States federal income tax purposes. Notwithstanding anything to the contrary in this Agreement or otherwise, neither the Issuer nor the Owner Trustee (nor any agent of either person) shall (1) acquire any assets or dispose of any portion of the Issuer other than pursuant to the specific provisions of this Agreement, (2) vary the investment of the Issuer within the meaning of Treasury Regulation section 301.7701-4(c) or (3) substitute new investments or reinvest so as to enable the Issuer to take advantage of variations in the market to improve the investment of any Certificateholder. The provisions of this Trust Agreement shall be interpreted consistently with and to further this intention of the parties. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary tax returns, reports and other forms consistent with the foregoing characterization of the Issuer for United States federal, state and local income and franchise tax purposes. No election will be made by or on behalf of the Issuer to be classified as an association taxable as a corporation for United States federal income tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee has heretofore filed the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the Statutory Trust Statute, such filing hereby being ratified and approved in all respects. Notwithstanding anything herein or in the Statutory Trust Statute to the contrary, it is the intention of the parties hereto that the Issuer constitute a “business trust” within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

(a) The Servicer shall pay organizational expenses of the Issuer as they may arise.

(b) No Certificateholder (including the Depositor if the Depositor becomes a Certificateholder) shall have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8. Title to the Trust Estate. Legal title to all of the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

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SECTION 2.9. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

(a) Existence and Power. The Depositor is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as it is now conducted. The Depositor has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Depositor to perform its obligations under the Transaction Documents.

(b) Authorization and No Contravention. The execution, delivery and performance by the Depositor of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary limited liability company action on the part of the Depositor and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material indenture or material agreement or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements or which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Depositor’s ability to perform its obligations under, the Transaction Documents to which it is a party).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Depositor of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party.

(d) Binding Effect. Each Transaction Document to which the Depositor is a party constitutes the legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

(e) No Proceedings. There are no Proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents or (iii) seek any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under this Agreement or any of the other Transaction Documents.

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SECTION 2.10. Situs of Issuer. The Issuer shall be located in the State of Delaware (it being understood that the Issuer may have bank accounts located and maintained outside of Delaware).

SECTION 2.11. Covenants of the Certificateholders. Each Certificateholder, by becoming an owner of a Certificate and beneficial owner of the Issuer, hereby acknowledges and agrees (a) that the Certificateholder is subject to the terms, provisions and conditions of this Agreement, to which the Certificateholder agrees to be bound; and (b) that it shall not take any position in such Certificateholder’s tax returns inconsistent with Section 2.6 herein and Section 2.15 of the Indenture.

ARTICLE III

CERTIFICATES AND TRANSFER OF CERTIFICATES

SECTION 3.1. Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Issuer and, upon the issuance of the Certificates, the Depositor will no longer be a beneficiary of the Issuer, except to the extent that the Depositor is a Certificateholder.

SECTION 3.2. Authorization of the Certificates. Concurrently with the sale of the Transferred Assets to the Issuer pursuant to the Sale Agreement, at the direction of the Depositor, (a) one or more Book-Entry Certificates substantially in the form of Exhibit A hereto shall be executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Certificate Registrar in the name of Cede & Co. or (b) one or more Definitive Certificates substantially in the form of Exhibit A hereto shall be executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Certificate Registrar to or upon the written order of the Depositor. The Certificates shall, in the aggregate, represent 100% of the Percentage Interest in the Issuer and shall be fully paid and nonassessable.

SECTION 3.3. The Certificates.

(a) To the extent Book-Entry Certificates have been issued, such Certificates will be issued substantially in the form of Exhibit A hereto, representing the Certificates to be delivered to the Certificate Registrar, as initial agent for the Clearing Agency, by, or on behalf of, the Issuer. The Retained Certificate will be delivered by the Certificate Registrar to or upon the written order of the Depositor. The Certificates will be issued in an aggregate nominal principal amount of $100,000 (which shall be deemed to be the equivalent of 100,000 units), and all beneficial interests in the Book-Entry Certificates shall be owned, in the minimum principal amount of $2,000 and integral multiples of $1 in excess thereof. The Issuer shall not issue any Certificate that would cause the aggregate nominal principal amount of all Certificates to exceed $100,000, or 100,000 units, without the prior written consent of all Certificateholders. No distributions of moneys to the Certificateholders under the Transaction Documents shall be deemed to reduce the nominal principal amount of any Certificate prior to payment in full of all Notes; provided, however, that the final aggregate $100,000 distributed to the Certificateholders under the Transaction Documents upon final distribution of the Trust

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Estate and termination of the Issuer pursuant to Sections 9.1 and 9.2 shall be deemed to repay the aggregate nominal principal amount of the Certificates in full; provided, further, that any failure to pay in full the nominal principal amount of a Certificate on such final distribution date shall not result in any recourse to, claim against or liability of any Person for such shortfall. Any amounts payable to the Certificateholders on or in respect of the Certificates under the Transaction Documents shall be paid and allocated to the various Certificateholders ratably based on their respective Percentage Interests. To the extent Book-Entry Certificates have been issued, unless the Seller directs otherwise pursuant to Section 3.2, such Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC as the initial Clearing Agency, and no Certificateholder of a Book-Entry Certificate will receive a Definitive Certificate representing such Certificateholder’s interest in such Certificate, except as provided in Section 3.5. Except with respect to the Retained Certificate, unless and until definitive, fully registered Certificates (the “Definitive Certificates”) have been issued to the applicable Certificateholders pursuant to Section 3.2 or 3.5:

(i) the provisions of this Section shall be in full force and effect;

(ii) the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of amounts payable under the Transaction Documents and the giving of instructions or directions hereunder) as the sole Certificateholders, and shall have no obligation to the Certificate Owners;

(iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

(iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and/or agreement between or among such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates (other than the Retained Certificate) are issued pursuant to Section 3.5, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments due under the Transaction Documents with regard to the Certificates to such Clearing Agency Participants;

(v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders evidencing a specified percentage of the Percentage Interest, the Clearing Agency shall deliver instructions to the Owner Trustee only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates;

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(vi) owners of a beneficial interest in a Book-Entry Certificate will not be entitled to have any portion of a Book-Entry Certificate registered in their names and will not be considered to be the Certificate Owners or Certificateholders of any Certificates under this Agreement; and

(vii) payments on a Book-Entry Certificate will be made to the Clearing Agency, or its nominee, as the registered owner thereof, and none of the Issuer, the Owner Trustee, the Indenture Trustee or the Certificate Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

(b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Clearing Agency, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with Section 3.3(a). Subject to clauses (i) through (iii) of Section 3.3(a), transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Clearing Agency or to a successor of the Clearing Agency or such successor’s nominee.

In the event that a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 3.5, such Certificates may be exchanged for one another only in accordance with the provisions of this Agreement and with such procedures as may be from time to time adopted by the Issuer and the Owner Trustee.

SECTION 3.4. Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required under this Agreement, except with respect to the Retained Certificate, and otherwise, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.5, the Owner Trustee shall give all such notices and communications specified herein to be given to the Certificateholders to the Clearing Agency, and shall have no obligation to the Certificate Owners.

SECTION 3.5. Definitive Certificates.

(a) Except with respect to the Retained Certificate (which will be originally issued as a Definitive Certificate), if (i) the Depositor advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Certificates representing the Certificates to Certificate Owners requesting the same. Upon surrender

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to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by re-registration instructions, the Issuer shall execute and the Certificate Registrar shall authenticate the Definitive Certificates representing the Certificates in accordance with the instructions of the Clearing Agency. None of the Issuer, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates representing the Certificates, the Owner Trustee shall recognize such Holders of the Definitive Certificates as the applicable Certificateholders.

(b) Subject to the transfer restrictions contained herein and in the Certificates, any Holder of a Definitive Certificate may transfer all or any portion of the Percentage Interest (subject to the requirements set forth in Sections 3.3 and 3.7) evidenced by such Certificate upon surrender thereof to the Certificate Registrar accompanied by the documents required by this Section 3.5. Such transfer may be made by a registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Certificate Registrar accompanied by (a) a written instrument of transfer in the form of the “Assignment” attached to the Form of Certificate attached hereto as Exhibit A and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Certificate Registrar may reasonably require, (b) an executed direction letter regarding registration of such transfer in the form attached hereto as Exhibit B, and (c) the documents required by Section 3.7(c) hereof. Promptly upon the receipt of such documents and receipt by the Certificate Registrar of the transferor’s Certificate, the Certificate Registrar shall record the name of such transferee as a Certificateholder and its Percentage Interest in the Certificate Register and the Owner Trustee shall execute, and the Certificate Registrar shall authenticate and deliver to such Certificateholder, a Certificate evidencing such Percentage Interest. In the event a transferor transfers only a portion of its Percentage Interest, the Owner Trustee shall execute, and the Certificate Registrar shall register, authenticate and deliver to such transferor, a new Certificate evidencing such transferor’s new Percentage Interest and the Owner Trustee shall execute, and the Certificate Registrar shall register, authenticate and deliver to such transferee, a new Certificate evidencing such transferee’s Percentage Interest. Subsequent to each transfer of a beneficial interest and upon the issuance of the new Certificate or Certificates, the Certificate Registrar shall cancel and destroy in accordance with its customary practices the Certificate surrendered to it in connection with such transfer. The Owner Trustee, the Certificate Registrar and the Indenture Trustee shall treat, for all purposes whatsoever (other than as required by Section 3.7 or under applicable law), the Person in whose name any Certificate is registered as the owner of the Percentage Interest evidenced by such Certificate without regard to any notice to the contrary.

Definitive Certificates will not be eligible for clearing or settlement through DTC, Euroclear or Clearstream.

SECTION 3.6. Registration of the Certificates. The Indenture Trustee, as an agent of the Issuer, in its capacity as “Certificate Registrar” (the “Certificate Registrar”) shall maintain at its

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Corporate Trust Office, or at the office of any agent appointed by it and approved in writing by the Certificateholders at the time of such appointment, a register (the “Certificate Register”) for the registration and transfer of any Certificate. Prior to the due presentment for registration of transfer of any Certificate, the Owner Trustee, the Indenture Trustee and the Certificate Registrar or any agent of the Owner Trustee, the Indenture Trustee or the Certificate Registrar shall treat the Person in whose name any Certificate is registered (as of the applicable Record Date) as the owner of such Certificate for the purpose of receiving distributions on such Certificate and for all other purposes whatsoever. For the avoidance of doubt, a Certificate is not negotiable and the records maintained by the Certificate Registrar in the Certificate Register with respect to each Certificate and its related registered owner are intended to cause the Certificates to be issued in registered form, within the meaning of Treasury Regulation section 5f.103-1(c), and shall record (a) the Percentage Interest evidenced by each Certificate and (b) all distributions made to each Certificateholder with respect to the Issuer’s assets.

SECTION 3.7. Transfer of the Certificates.

(a) A Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the related Certificate. Each purchaser and transferee of a Definitive Certificate (other than the Retained Certificate), and any fiduciary acting on behalf of a purchaser or transferee of a Definitive Certificate (other than the Retained Certificate), will be required to provide a Certificate Investor Representation Letter substantially in the form of Exhibit B and each purchaser and transferee of a beneficial interest in a Book-Entry Certificate shall be deemed to represent and warrant:

(i) (a) such transferee is either an Affiliate of the Depositor or (b) (1) is a Qualified Institutional Buyer, (2) is aware that the sale of the Certificates (other than a sale of the Certificates by the Depositor or any of its Affiliates as part of the initial distribution or any redistribution of the Certificates by the Depositor or any of its Affiliates) to it is being made in reliance on the exemption from registration provided by Rule 144A, and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion or for resale pursuant to Rule 144A;

(ii) such transferee understands that the Certificates will bear the applicable legends substantially as set forth in Section 3.7(g);

(iii) such transferee understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Certificates have been or will be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred solely in accordance with this Agreement and the applicable legend or legends on such Certificates. The transferee acknowledges that no representation is being made by the Issuer as to the availability of any exemption under the Securities Act or any applicable State securities laws for resale of the Certificates;

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(iv) such transferee understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The transferee has had access to such financial and other information concerning the Issuer and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates. The transferee has such knowledge and experience in financial and business matters that the transferee is capable of evaluating the merits and risks of its investment in the Certificates, and the transferee and any accounts for which it is acting are each able to bear the economic risk of such investment;

(v) such transferee will not make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Certificates;

(vi) such transferee is not acquiring the Certificates with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

(vii) such transferee will provide notice to each Person to whom it proposes to transfer any interest in the Certificates of the transfer restrictions and representations set forth in this Agreement, including the Exhibits hereto;

(viii) such transferee is not acquiring such Certificate (or any interest therein) on behalf of or with any assets of (i) a Benefit Plan, or (ii) any governmental plan, non-U.S. plan, church plan or any other plan or arrangement that is subject to Similar Law;

(ix) such transferee acknowledges that the Issuer, the Owner Trustee, the Depositor and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements in this Section 3.7 and agrees that if any of the acknowledgements, representations, warranties or agreements made by it in connection with its purchase of the Certificates are no longer accurate, the transferee will promptly notify the Issuer, the Owner Trustee and the Depositor;

(x) such transferee acknowledges that in connection with the transfer of the Certificates: (a) none of the Issuer, the Servicer, the Depositor or the Owner Trustee is acting as a fiduciary or financial or investment adviser for the transferee; (b) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Servicer, the Depositor or the Owner Trustee other than in the most current private placement memorandum for such Certificates and any representations expressly set forth in a written agreement

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with such party; (c) none of the Issuer, the Servicer, the Depositor or the Owner Trustee has given to the transferee (directly or indirectly through any other Person, in any documentation for the Certificates or otherwise) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of its purchase of the Certificates; (d) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to or contemplated by this Agreement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Depositor or the Owner Trustee; (e) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the applicable Certificates reflect those in the relevant market for similar transactions; (f) the transferee is purchasing the Certificates with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks; and (g) the transferee is a sophisticated investor familiar with transactions similar to its investment in the Certificates; and

(xi) no transfers shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of the Code Section 7704 and any proposed, temporary or final Treasury regulations thereunder.

By accepting and holding a Certificate (or any interest therein), the Holder, and any fiduciary acting on behalf of a Holder, shall be deemed to have represented and warranted that it is not, and is not purchasing the Certificate (or any interest therein) on behalf of or with any assets of, a Benefit Plan or any governmental, non-U.S., church or any other plan or arrangement that is subject to Similar Law. Subject to the transfer restrictions contained herein and in the Certificates, any Certificateholder may transfer all or any portion of the Percentage Interest evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Such transfer may be made by the registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by: (a) a written instrument of transfer in the form of the “Assignment” attached to the Form of Certificate (attached hereto as Exhibit A) and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require; provided, however, that the Owner Trustee shall not require the signature of the Depositor to be medallion guaranteed for the transfers from the Depositor to the applicable transferees on the date hereof; (b) an executed direction letter regarding registration of such transfer in the form attached hereto as Exhibit D; (c) the documents required by Section 3.7(c); and (d) a Certificate Investor Representation Letter substantially in the form attached hereto as Exhibit B. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its Percentage Interest in the Certificate Register and issue, execute and deliver to such Certificateholder a Certificate

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evidencing such Percentage Interest. In the event a transferor transfers only a portion of its Percentage Interest, the Owner Trustee shall issue, execute and deliver to such transferor a new Certificate evidencing such transferor’s new Percentage Interest. Subsequent to a transfer of a Percentage Interest and upon the related issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy the Certificate surrendered to it in connection with such transfer. Unless otherwise provided in this Section 3.7 or under applicable law, the Owner Trustee may treat the Person in whose name any Certificate is registered as the sole owner of the beneficial interest in the Issuer evidenced by such Certificate.

(b) As a condition precedent to any registration of transfer under this Section 3.7, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

(c) Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate that is a U.S. Tax Person shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 (or applicable successor form) certifying that it is not subject to backup withholding and that it is a U.S. Tax Person. Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate that is not a U.S. Tax Person shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8BEN (Certification of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), U.S. Internal Revenue Service Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), U.S. Internal Revenue Service Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting) or U.S. Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States), or any applicable successors to such U.S. Internal Revenue Service forms or other reasonable information or certification requested by the Owner Trustee, the Administrator or the Certificate Paying Agent (i) to permit the Owner Trustee, the Administrator and the Certificate Paying Agent to make payments to the registered owner of, and if different, each owner of a beneficial interest in, a Certificate without withholding or deduction (including any FATCA Withholding Tax), (ii) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets, or (iii) to enable the Owner Trustee, the Administrator and the Certificate Paying Agent to satisfy any reporting or other obligations under any applicable tax law (including FATCA), and will update or replace such form, certification or other information as necessary in accordance with its terms or its subsequent amendments. The applicable U.S. Internal Revenue Service forms and information required to be delivered, as described above, shall be delivered on or prior to the date on which a Certificateholder and, if different, a Certificate Owner becomes a Certificateholder or Certificate Owner under this Agreement and from time to time thereafter as prescribed by applicable law or upon the request of the Certificate Paying Agent.

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(d) Each registered owner of, and, if different, each owner of a beneficial interest in, a Certificate represents to the Issuer and Owner Trustee by acceptance of a Certificate or interest therein that it is not and will not become subject to any FATCA Withholding. In the case of a Certificateholder that is not a U.S. Tax Person and provides a U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8BEN-E under Section 3.7(c) in order to claim the benefits of the exemption for portfolio interest under sections 871 or 881 of the Code (instead of, for example, claiming the benefits of an income tax treaty to which the United States is a party), such Certificateholder (or in the case of a Certificateholder providing U.S. Internal Revenue Service Form W-8IMY, the beneficial owner of the Certificate) hereby represents that it is not (i) a “bank” within the meaning of Code section 881(c)(3), (ii) a “10 percent shareholder” of an obligor on a Receivable within the meaning of Code section 871(h) or 881(c)(3) (as the case may be) or (iii) a “controlled foreign corporation” with respect to such an obligor described in Code section 881(c)(3).

(e) Each registered owner of, and, if different, each owner of a beneficial interest in, a Certificate represents to the Issuer and Owner Trustee by acceptance of this Certificate or interest therein that it is not and will not become subject to any FATCA Withholding Tax.

(f) Each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to acknowledge that the Issuer may provide such information and any other information concerning its investment in the Certificates to the U.S. Internal Revenue Service. In addition, each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to understand and acknowledge that the Issuer has the right, hereunder, to withhold on any beneficial owner of an interest in a Certificate that fails to comply with the foregoing requirements.

(g) Each Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE DEPOSITOR OR ANY OF ITS AFFILIATES AND BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL

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APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

BY ACQUIRING THIS CERTIFICATE, EACH PURCHASER AND TRANSFEREE, AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE, WILL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON BEHALF OF OR WITH ANY ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, OR (IV) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

(h) If a Responsible Officer of the Owner Trustee has actual knowledge that (1) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of this Section 3.7 on the basis of a materially incorrect certification from the transferor or purported transferee, (2) a transferee of a Definitive Certificate failed to deliver to the Owner Trustee a Certificate Investor Representation Letter substantially in the form of Exhibit B hereto or (3) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any Certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder.

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(i) After the Closing Date, a Certificate (or beneficial interest therein) may not be sold or transferred to a Person that beneficially owns a Note (or interest therein) if such sale or transfer will result in such Person beneficially owning more than 99% of the Certificates of the Issuer (and any other interest in the Issuer treated as equity for United States federal income tax purposes); provided, however, that such sale or transfer shall be permitted if such Person covenants and agrees in writing, in form and substance satisfactory to the Issuer and Indenture Trustee, that it will not transfer its Certificates or Notes except upon prior delivery to the Indenture Trustee of an Opinion of Counsel substantially to the effect described in Section 2.17(a) of the Indenture and subject to any tracking conditions that may be imposed by the Administrator with respect to such Notes pursuant to Section 2.17(a).

(j) In the case of the first transfer of a Certificate that will result in the Issuer being deemed to have more than one beneficial owner for United States federal income tax purposes, the Seller shall be entitled to request an Initial Certificate Transfer Opinion.

(k) Unless the Depositor has received an opinion from a nationally recognized tax counsel that the restriction on the proposed acquisition or ownership of a Certificate (or interest therein) described by this paragraph is no longer necessary to conclude that any such acquisition (and subsequent resale of the applicable Notes described below) will not cause the Treasury Regulations under Code section 385 to apply to the applicable Notes described below in a manner that could cause a material adverse effect on the Issuer or the Issuer to be treated as other than a grantor trust for U.S. federal income tax purposes, (A) a Section 385 Certificateholder cannot acquire or hold a Certificate (or interest therein) if (i) a member of any “expanded group” (as defined in Treasury Regulation Section 1.385-1(c)(4)) that includes the Section 385 Certificateholder owns any Notes or (ii) a Section 385 Controlled Partnership of such expanded group owns any Notes and (B) a Section 385 Certificateholder cannot hold a Certificate (or interest therein) if (i) a member of any “expanded group” (as defined in Treasury Regulation Section 1.385-1(c)(4)) that includes the Section 385 Certificateholder acquires any Notes from the Issuer or any Affiliate of the Issuer or through the marketplace or (ii) a Section 385 Controlled Partnership of such expanded group acquires any Notes from the Issuer or any Affiliate of the Issuer or through the marketplace. The preceding sentence shall not apply if the holder or potential holder of the applicable Notes is a U.S. corporate member of the same U.S. corporate affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income tax return that includes each of any applicable related Section 385 Certificateholders (including in the case of a partnership, the relevant “expanded group partner” (as defined in Treasury Regulation Section 1.385-3(g)(12)). If a Certificateholder (or Certificate Owner) fails to comply with the requirements of this paragraph, the Issuer or Depositor is authorized, at its discretion, to compel such Certificateholder (or Certificate Owner) to sell its Certificate (or interest therein) to a Person whose ownership does not result in a failure to comply with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Issuer or the Issuer to be treated as other than a grantor trust for U.S. federal income tax purposes.

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SECTION 3.8. Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it and the Issuer harmless, the Owner Trustee shall execute and deliver a new Certificate for the same Percentage Interest as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this Section 3.8, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.8 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. The provisions of this Section 3.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Certificates.

SECTION 3.9. Appointment of the Certificate Paying Agent. To the extent Definitive Certificates have been issued, the Certificate Paying Agent shall make distributions to Certificateholders pursuant to Section 5.1 and shall report the amounts of such distributions to the Owner Trustee and the Servicer; provided, however, that no such reports shall be required so long as the Depositor or an affiliate of the Depositor is the sole Certificateholder. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Issuer may revoke such power and remove the Certificate Paying Agent if the Issuer determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Indenture Trustee and any co-paying agent chosen by the Certificate Paying Agent. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Administrator. If the Indenture Trustee shall no longer be the Certificate Paying Agent, the Administrator shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Administrator shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver a written agreement in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Issuer that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Subject to applicable laws with respect to the escheat of funds, the Certificate Paying Agent shall return all funds that have remained unclaimed by a Certificateholder for two years to the Owner Trustee and, upon removal of a Certificate Paying Agent, such Certificate Paying Agent shall also return all funds (including any unclaimed funds) in its possession to the Owner Trustee. The rights, protections, indemnities and immunities of the Indenture Trustee under the Indenture and the Servicing Agreement shall apply to the Indenture Trustee also in its role as Certificate Paying Agent or Certificate Registrar for so long as the Indenture Trustee shall act as Certificate Paying Agent or Certificate Registrar and, to the extent applicable, to any other

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paying agent, certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.10. Maintenance of Office or Agency. As long as any of the Certificates remain outstanding, the Issuer shall maintain an office or agency where Certificates may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Certificates and this Agreement may be served. The Issuer hereby initially designates the Corporate Trust Office of the Certificate Registrar for the foregoing purposes. The Issuer shall give prompt written notice to the Owner Trustee and the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Owner Trustee and the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the applicable Corporate Trust Office, and the Issuer hereby appoints the Owner Trustee as its agent to receive all such surrenders, notices and demands.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, unless the Administrator provides written notice to the Owner Trustee that the relevant Transaction Document provides that the consent of the Certificateholders shall not be required, the Owner Trustee shall not take action unless, at least ten (10) Business Days before the taking of such action (or if ten (10) Business Days’ advance notice is impracticable, as much advance notice as is practicable), the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and no Certificateholder shall have notified the Owner Trustee in writing within such notice period that such Certificateholder has withheld consent or provided alternative direction:

(a) the appointment pursuant to the Indenture of a successor Indenture Trustee;

(b) the appointment pursuant to the Servicing Agreement of a successor Servicer; or

(c) the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture or this Agreement.

SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Majority Certificateholders, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholders.

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SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy.

(a) The Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Issuer until one year and one day after the Note Balance of all Notes has been reduced to zero without the prior written approval of each Certificateholder and the delivery to the Owner Trustee by each Certificateholder of a certificate certifying that such Certificateholder reasonably believe that the Issuer is insolvent.

(b) The parties hereto stipulate and agree that no Certificateholder has the power to commence any Bankruptcy Event on the part of the Issuer.

SECTION 4.4. Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.5. Acts of Certificateholders; Majority Control.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Owner Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Article VI) conclusive in favor of the Owner Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Owner Trustee deems sufficient.

(c) The ownership of Certificates shall be proved by the Certificate Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind the Holder of every Certificate issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Owner Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Certificate.

(e) Except as otherwise provided herein, to the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholder under this Agreement may be taken by the Majority Certificateholders at the time of such action.

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SECTION 4.6. Compliance with the FDIC Rule. The Owner Trustee shall (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) use reasonable efforts to comply with any request of the Depositor or the Servicer to facilitate compliance with Article XII of the Indenture by the Capital One Parties.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1. Application of Trust Funds. Deposits into the Certificate Distribution Account shall be made in accordance with the provisions of the Indenture and this Agreement. On each Payment Date to the extent Definitive Certificates have been issued, the Certificate Paying Agent shall withdraw from the Certificate Distribution Account and distribute to the Certificateholders, pro rata based on the Percentage Interest of each Certificateholder (or in the case of the Retained Certificate, deposit directly to the Certificate Distribution Account), all funds received in accordance with the provisions of the Indenture and this Agreement. Subject to the Lien of the Indenture and Section 5.5 of this Agreement, the Certificate Paying Agent shall promptly distribute to the Certificateholders all other amounts (if any) received by the Certificate Paying Agent on behalf of the Issuer in respect of the Trust Estate (pro rata based on the Percentage Interest of each such Certificateholder). After the termination of the Indenture in accordance with its terms, the Certificate Paying Agent shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Estate at the direction of the Certificateholders.

SECTION 5.2. Method of Payment. Subject to the Indenture, distributions required to be made to the Certificateholders on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to the Certificateholders pursuant to this Agreement or any other Transaction Document shall be made to the Certificateholders by wire transfer, in immediately available funds, to the account of each Certificateholder designated by such Certificateholder to the Owner Trustee and Indenture Trustee in writing.

SECTION 5.3. Reports by Owner Trustee to Certificateholders.

(a) The Owner Trustee shall prepare (or cause to be prepared) and shall sign pursuant to the power granted thereto pursuant to Section 2.4, on behalf of the Issuer, the Issuer’s tax returns, if any, unless applicable law requires a Certificateholder to sign such documents.

(b) The Owner Trustee, shall: (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis and the accrual method of accounting; (b) deliver (or cause to be delivered) to each Certificateholder such information in its possession hereunder that is customarily provided to a Certificateholder to enable such Holder to prepare its United States federal and state income tax returns and any further information reasonably requested by such Certificateholder to the extent such information is reasonably obtainable, and may be required to enable each Certificateholder to prepare its United States federal and state income tax returns; (c) prepare (or cause to be prepared), file (or cause to be filed) such tax returns relating to the Issuer (including, if applicable, a

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trust return U.S. Internal Revenue Service Form 1041, U.S. Internal Revenue Service Form 1099, or reporting for widely held fixed investment trusts under Treasury Regulations Section 1.671-5); (d) upon direction from the Certificateholders (or any agent of such persons) make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Issuer’s tax characterization as described in Section 2.6 hereof; and (e) collect or cause to be collected any withholding tax as described in Section 5.5 and in accordance with Section 5.1 with respect to income or distributions to Certificateholders.

(c) The Depositor shall cause to be provided to the Owner Trustee upon its reasonable request from time to time such information and documentation as may be available to the Depositor (including without limitation Servicer’s Reports) to enable the Owner Trustee to perform its obligations under this Section 5.3.

SECTION 5.4. Certificate Distribution Account. The Certificate Distribution Account shall be established pursuant to Section 8.2 of the Indenture if any Definitive Certificates are issued and outstanding. If a Certificate Distribution Account is established, the Certificateholders shall possess all beneficial right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and all proceeds thereof. Except as otherwise provided herein or in the Indenture, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. Except as otherwise provided herein or in the Indenture, if, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Servicer shall within ten (10) Business Days establish a new Certificate Distribution Account as an Eligible Account and shall cause the transfer of any cash then on deposit in the Certificate Distribution Account to such new Certificate Distribution Account. For the avoidance of doubt, distributions payable to the Depositor, as holder of the Retained Certificate, shall be made to the Certificate Distribution Account.

SECTION 5.5. Withholding. In the event that any withholding tax is imposed on the Issuer’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder. The Owner Trustee and Certificate Paying Agent are hereby authorized and directed, and the Indenture Trustee is authorized pursuant to Section 3.3(c) of the Indenture, to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally payable by the Issuer (but such authorization shall not prevent the Owner Trustee or Certificate Paying Agent from contesting any such tax in an appropriate Proceeding and withholding payment of such tax, if permitted by law, pending the outcome of such Proceeding). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to any distribution (such as any distribution to a non-U.S. Tax Person), the Owner Trustee or Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this Section 5.5 and the Indenture Trustee may withhold such amounts in accordance with Section 3.3(c) of the Indenture.

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SECTION 5.6. No Reinvestment. The Certificate Paying Agent shall distribute all amounts collected in respect of the assets of the Issuer and neither the Certificate Paying Agent nor the Owner Trustee shall apply any such amounts toward the purchase of additional assets on behalf of the Issuer; provided, however, that such amounts may be invested in Permitted Investments selected in writing by the Servicer but only until the next Payment Date (and only where such investments mature on or prior to such Payment Date without a disposition thereof prior to maturity), when they shall be distributed.

SECTION 5.7. Sarbanes-Oxley Act. Notwithstanding anything to the contrary herein or in any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify in accordance with the provisions of the Sarbanes-Oxley Act on behalf of the Issuer or any other Person, any periodic reports filed pursuant to the Exchange Act, or any other documents pursuant to the Sarbanes-Oxley Act.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver (i) the Transaction Documents to which the Issuer is named as a party and (ii) each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer or the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and at the written direction of the Depositor, to execute on behalf of the Issuer and to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $1,410,746,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Depositor, the Administrator or the Majority Certificateholders recommend or direct in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of each Certificateholder for such action.

SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents and to administer the Issuer in the interest of the Certificateholders, subject to Transaction Documents, and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor or supervise the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables. For the avoidance of doubt, the

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Owner Trustee shall not be required to perform any of the obligations of the Issuer under any Transaction Document that are required to be performed by the Sponsor, the Servicer, the Depositor, the Administrator or the Indenture Trustee.

SECTION 6.3. Action upon Instruction.

(a) Subject to Article IV, and in accordance with the Transaction Documents, each of the Certificateholders and the Administrator may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV. Further, with respect to provisions hereunder that provide for instruction by the Certificateholders, for so long as all outstanding Certificates are Book-Entry Certificates, if the Owner Trustee shall have notified the Certificateholders in writing of a proposed action and within fifteen (15) days of such notice none of the Certificateholders shall have notified the Owner Trustee in writing that such Certificateholder has withheld consent or provided alternative instruction, the Owner Trustee, in the place of Certificateholder instruction hereunder, may accept and rely on written instruction of the Administrator. If subsequently the Owner Trustee receives alternative written instruction from the Certificateholders, such instruction shall control.

(b) Subject to Section 7.1, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders or the Administrator requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Majority Certificateholders or the Administrator (or, if specifically required hereunder, all Certificateholders) received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) Business Days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

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(d) The Owner Trustee shall not be personally liable for any distribution made in accordance with the provisions set forth in Section 9.1(b).

SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties (including fiduciary duties existing at law or in equity) or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing (including any filings required under the Sarbanes-Oxley Act), for the Issuer or to record this Agreement or any Transaction Document. BNY Mellon Trust of Delaware nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, BNY Mellon Trust of Delaware that are not related to the ownership or the administration of the Trust Estate. The Owner Trustee shall have no responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of the Trust Estate.

SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for United States federal income, state and local income and franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for United States federal income or state income or franchise tax purposes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for United States federal income, state and local income or franchise tax purposes or cause the Issuer to be treated as other than a grantor trust for United States federal income tax purposes. Neither the Depositor, the Administrator nor any Certificateholder shall direct the Owner Trustee to take action that would violate the provisions of this Section.

SECTION 6.7. Relevant Trustee. Following the payment in full of principal and interest on the Notes, the Owner Trustee shall assume the role of Relevant Trustee for purposes of Section 6.1(a) of the Servicing Agreement and Section 7.4 and Article VIII of the Indenture (notwithstanding the satisfaction and discharge of the Indenture following payment in full of principal and interest on the Notes), which are incorporated by reference into this Agreement; provided, however, that, for purposes of Section 7.4 of the Indenture, the Owner Trustee shall disseminate the Servicer’s Report in the manner set forth in Section 7.4(b) hereof.

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ARTICLE VII

CONCERNING OWNER TRUSTEE

SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances notwithstanding anything herein or in the Transaction Documents to the contrary, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.6 expressly made by BNY Mellon Trust of Delaware in its individual capacity, (iii) for liabilities arising from the failure of BNY Mellon Trust of Delaware to perform obligations expressly undertaken by it in the second to last sentence of Section 6.4, or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence) of the foregoing:

(a) The Owner Trustee shall not be liable for any action it takes or omits to take in accordance with a direction received by it from the Administrator or the required Certificateholders, as the case may be, in accordance with the Transaction Documents;

(b) No provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any Transaction Document or in the exercise of any of its rights or powers, if the Owner Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to the Owner Trustee against such risk or liability is not reasonably assured to it;

(c) The Owner Trustee shall not be liable solely for any action or inaction of the Issuer, the Depositor or the Certificateholders or any other party (or agent thereof) to any Transaction Document, and may assume compliance by such parties with their obligations under this Agreement or any other Transaction Document unless a Responsible Officer of the Owner Trustee has actual knowledge of or has received written notice to the contrary;

(d) The Owner Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of any of the Certificateholders or the Administrator, unless such Certificateholders or the Administrator have offered to the Owner Trustee security or indemnity reasonably satisfactory to the Owner Trustee against the reasonable costs, expenses and liabilities that may be incurred by it therein or thereby;

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(e) The Owner Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Owner Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of their respective obligations as soon as practicable under the circumstances;

(f) Notwithstanding anything to the contrary herein or otherwise, under no circumstances will the Owner Trustee be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including lost profits);

(g) The Owner Trustee shall not be deemed to have knowledge or notice of any event or information, including any Event of Default, or be required to act upon any event or information (including the sending of any notice), unless written notice of such event or information is received by a Responsible Officer of the Owner Trustee and such notice references the event or information. Absent written notice in accordance with this Section or actual knowledge of such event or information by a Responsible Officer of the Owner Trustee, the Owner Trustee may assume that no such event has occurred. The Owner Trustee shall not have any obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Owner Trustee’s responsibility and liability hereunder, whenever reference is made in this Trust Agreement to any event (including, but not limited to, an Event of Default), such reference shall be construed to refer only to such event of which the Owner Trustee has actual knowledge or has received written notice as described in this Section. Knowledge of the Owner Trustee shall not be attributed or imputed to BNY Mellon Trust of Delaware’s other roles in the transaction (if any);

(h) Under no circumstances shall the Owner Trustee be personally liable for any representation, warranty, covenant, obligation or indebtedness of the Issuer;

(i) The Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Owner Trustee or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate, or for or in respect of the accuracy, validity or sufficiency of any statement of any other party in the Transaction Documents, the Certificates or any other document supplied to the Owner Trustee;

(j) The Owner Trustee shall not be personally liable for any error of judgment made in good faith by any of its officers or employees unless it is proved that such Persons were negligent in ascertaining the pertinent facts; and

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(k) The Owner Trustee shall not be required to investigate any claims with respect to any breach of a representation or warranty under any of the Transaction Documents.

SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 7.3. Preservation of Information; Communications to Certificateholders.

(a) The Certificate Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders received by the Indenture Trustee in its capacity as the Certificate Registrar; provided, however, that so long as the Indenture Trustee is the Certificate Registrar, no list separate from the Certificate Register shall be required to be preserved or maintained.

(b) The Certificateholders may communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates. Upon receipt by the Certificate Registrar of any written request by three or more Certificateholders or by one or more Certificateholders holding in the aggregate more than 25% of the Percentage Interests to receive a copy of the most current list of Certificateholders together with a copy of the communication that the applicant proposes to send, the Certificate Registrar shall distribute such list to the requesting Certificateholders; provided, that the Certificate Registrar may elect not to afford the requesting Certificateholders access to the list of Certificateholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Certificateholders, to all Certificateholders. Each Certificateholder or Certificate Owner, by receiving and holding a Certificate or interest therein, shall be deemed to have agreed not to hold the Certificate Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 7.4. Statements to Certificateholders.

(a) The Owner Trustee shall promptly give notice to each Certificateholder of any change in the Indenture Trustee’s website pursuant to which the Servicer’s Report is made available to the extent the Owner Trustee is notified of such change by the Administrator, the Servicer or the Indenture Trustee in writing.

(b) To the extent the Owner Trustee has assumed the role of Relevant Trustee pursuant to the terms of Section 6.7, the Owner Trustee may make all reports or notices required to be provided by the Owner Trustee under Section 7.4 of the Indenture available via its website; provided, however, that the Owner Trustee shall, if requested by the Administrator, deliver any such reports or notices in writing or via email to the Administrator. Any information that is disseminated in accordance with the provisions of this Section 7.4 shall not be required to be disseminated in any other form or manner. The Owner Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

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(c) The Owner Trustee’s website shall be initially located at https://GCTInvestorReporting.bnymellon.com or at such other address as shall be specified by the Owner Trustee from time to time in writing to the Certificateholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Owner Trustee’s website, the Owner Trustee may require registration and the acceptance of a disclaimer. The Owner Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Owner Trustee shall notify Certificateholders in writing of any changes in the address or means of access to the website where the reports are accessible. Assistance in access to the website can be obtained by calling the Owner Trustee’s customer service desk at 800-332-4550.

(d) Upon receipt by the Owner Trustee from the Depositor of any reports or general loan data, the Owner Trustee will make such reports or data available to the Certificateholders via its website as specified pursuant to clause (c) above; provided, that the Owner Trustee shall not be required to forward any such reports to any Certificateholder who is the Depositor or an Affiliate of the Depositor. The Owner Trustee shall have no duty or obligations to review, verify or confirm the reports or any information contained therein, and shall have no liability in connection therewith.

SECTION 7.5. Notice of Events of Default and Servicer Replacement Event. The Owner Trustee shall promptly give notice to each Certificateholder of any (a) Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture and (b) Servicer Replacement Event of which it has been provided notice pursuant to Section 6.1 of the Servicing Agreement.

SECTION 7.6. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

(a) It is a Delaware banking corporation formed and validly existing in good standing under the laws of the State of Delaware and having its principal place of business within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

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(d) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

SECTION 7.7. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including Persons acting under a power of attorney) or attorneys selected in good faith and (ii) may consult with counsel, accountants and other skilled Persons knowledgeable in the relevant area to be selected in good faith and employed by it at the expense of the Issuer. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

SECTION 7.8. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, the Owner Trustee acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.9. The Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Owner Trustee may deal with the Depositor, the Indenture Trustee, the Administrator and their respective Affiliates in banking transactions with the same rights as it would have if it were not the Owner Trustee, and the Depositor, the Indenture Trustee, the Administrator and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

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SECTION 7.10. Rule 144A Information. At any time when the Depositor is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Certificateholder in connection with the sale or transfer of such Certificateholder’s Certificate, the Depositor shall promptly furnish or cause to be furnished Rule 144A Information to such Certificateholder, to a prospective purchaser of such Certificate (as designated by such Certificateholder) or to the Owner Trustee for delivery (and the Owner Trustee shall deliver such Rule 144A Information) to such Certificateholder or such prospective purchaser, as the case may be, in order to permit compliance by such Certificateholder with Rule 144A in connection with the resale of such Certificate by such Certificateholder.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

SECTION 8.1. The Owner Trustee’s Compensation. The Depositor shall cause the Servicer to agree to pay to the Owner Trustee pursuant to Section 3.11 of the Servicing Agreement from time to time compensation for all services rendered by the Owner Trustee under this Agreement pursuant to a fee letter between the Servicer and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Servicer, pursuant to Section 3.11 of the Servicing Agreement and the fee letter between the Servicer and the Owner Trustee, shall reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder), except any such expense as may be attributable to its willful misconduct, gross negligence (other than an error in judgment) or bad faith. To the extent not paid by the Servicer, such fees and reasonable expenses shall be paid by the Issuer in accordance with Sections 8.5 or 5.4(b) of the Indenture, as applicable.

SECTION 8.2. Indemnification. The Depositor shall cause the Servicer to agree to indemnify the Owner Trustee in its individual capacity and as Owner Trustee and its successors, assigns, directors, officers, employees and agents (the “Indemnified Parties”) from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses, including legal fees and expenses in connection with enforcement of its rights to indemnity hereunder) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Owner Trustee in its individual capacity and as Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder and those incurred in connection with any action, claim or suit brought to enforce the owner trustee’s right to indemnification; provided, however, that neither the Depositor nor the Servicer shall be liable for or required to indemnify the Owner Trustee from and against any of the foregoing expenses or indemnities arising or resulting from (i) its own willful misconduct, gross negligence or bad faith, (ii) the inaccuracy of any representation or warranty contained in Section 7.6 expressly made by the Owner Trustee in its individual capacity, (iii) liabilities arising from the failure of the Owner Trustee in its individual

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capacity to perform obligations expressly undertaken by it in the second to last sentence of Section 6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee in its individual capacity. To the extent not paid by the Servicer, such indemnification shall be paid by the Issuer in accordance with, and solely to the extent set forth in Sections 8.5 or 5.4(b) of the Indenture, as applicable. The provisions of this Section 8.2 shall survive the termination of this Agreement and the resignation or removal of the Owner Trustee.

SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Indenture shall be deemed not to be a part of the Trust Estate immediately after such payment.

SECTION 8.4. Rights, Protections, Immunities and Indemnities of the Relevant Trustee. The rights, protections, immunities and indemnities of the Owner Trustee under this Agreement are hereby extended to the Owner Trustee as Relevant Trustee.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.1. Dissolution of Issuer. (a) The Issuer shall wind up and dissolve and this Agreement shall terminate (other than provisions hereof which by their terms survive termination) upon the final distribution by the Issuer and the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Servicing Agreement and Article V hereof. The bankruptcy, liquidation, dissolution, death or incapacity of a Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle any such Certificateholder’s legal representatives or heirs to claim an accounting or to take any Proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Notice of any dissolution and termination of the Issuer, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee to Certificateholders, and if the Owner Trustee is notified of a redemption of the Notes by the Administrator or the Issuer pursuant to Section 10.1(c) of the Indenture, such notice shall be mailed within five (5) Business Days of the Owner Trustee’s receipt of such notice from the Issuer or Administrator. Each such notice to a Certificateholder shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable and that payments are being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of each Certificate, the Certificate Paying Agent shall cause to be distributed to such Certificateholders, subject to Section 3808 of the Statutory Trust Statute, amounts distributable on such Payment Date pursuant to Article V.

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(c) In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any of the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust Estate after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the last Certificateholder of record identified in the Certificate Register for each such remaining Certificate.

SECTION 9.2. Termination of Trust Agreement. Upon dissolution of the Issuer, the Owner Trustee shall, at the direction of the Administrator, wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Statute. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that no Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice of any claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute. The Certificate Paying Agent, upon surrender of the outstanding Certificates shall distribute the remaining Trust Estate (if any) in accordance with Article V hereof and, at the written direction and expense of the Administrator, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

SECTION 9.3. Limitations on Termination. Except as provided in Section 9.1, neither the Depositor nor any Certificateholders shall be entitled to revoke or terminate the Issuer.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

SECTION 10.1. Eligibility Requirements for the Owner Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at

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least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2. Resignation or Removal of the Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Administrator, the Servicer, the Indenture Trustee and each Certificateholder. Upon receiving such notice of resignation, the Depositor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee which satisfies the eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor or the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Administrator may remove the Owner Trustee. If the Depositor or the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed

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or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail (or shall cause to be mailed) notice of the successor of such Owner Trustee to the Certificateholders, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Depositor shall fail to mail (or cause to be mailed) such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor. Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and the principal place of business of such successor Owner Trustee in the State of Delaware.

SECTION 10.4. Merger or Consolidation of the Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such Person shall be eligible pursuant to Section 10.1; and provided, further, that the Owner Trustee shall file an amendment to the Certificate of Trust of the Issuer, if required by applicable law, and mail notice of such merger or consolidation to the Depositor and the Administrator.

SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Owner Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

34	COPAR 2019-2 Amended and Restated Trust Agreement

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and copies thereof given to the Depositor and the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Owner Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

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ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the Depositor and the Owner Trustee, at the direction of the Administrator, without the consent of the Indenture Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) The Depositor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) The Rating Agency Condition is satisfied with respect to such amendment and the Depositor notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement.

(c) Prior to the execution of any amendment pursuant to this Section 11.1, the Depositor shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Owner Trustee, the Issuer and the Indenture Trustee; provided, that no amendment pursuant to this Section 11.1 shall be effective which materially and adversely affects the rights, protections or duties of the Indenture Trustee without the prior written consent of such Person.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate from the Depositor or the Administrator stating that all conditions precedent to the execution and delivery of such amendment have been

36	COPAR 2019-2 Amended and Restated Trust Agreement

satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which materially and adversely affects the Owner Trustee’s own rights, duties or immunities under this Agreement.

(e) Notwithstanding subsections (a) and (b) of this Section 11.1, this Agreement may only be amended by the Depositor and the Owner Trustee at the direction of the Administrator if (i) the Majority Certificateholders or, if 100% of the aggregate Percentage Interests is then beneficially owned by the Bank and/or its Affiliates, such Person (or Persons), consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor or an Opinion of Counsel delivered to the Owner Trustee, materially and adversely affect the interests of the Certificateholders. In determining whether 100% of the aggregate Percentage Interests is then beneficially owned by the Bank and/or its Affiliates for purposes of clause (i), any party shall be entitled to rely on an Officer’s Certificate or similar certification of the Bank or any Affiliate thereof to such effect.

(f) Notwithstanding anything herein to the contrary, for purposes of classifying the Issuer as a grantor trust under the Code, no amendment shall be made to this Agreement that would (i) result in a variation of the investment of the beneficial owners of the Certificates for purposes of the United States Treasury Regulation section 301.7701-4(c) without the consent of Noteholders evidencing at least a majority of the Outstanding Note Balance of the Controlling Class and the Majority Certificateholders or (ii) cause the Issuer (or any part thereof) to be classified as other than a grantor trust for United States federal income tax purposes without the consent of all of the Noteholders and all of the Certificateholders.

SECTION 11.2. No Legal Title to Trust Estate in Certificateholders. Neither the Depositor nor any Certificateholder shall have legal title to any part of the Trust Estate. Each Certificateholder shall be entitled to receive distributions with respect to its undivided Percentage Interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of a Certificateholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, by facsimile or, if so provided on Schedule I to the Sale Agreement, by electronic

37	COPAR 2019-2 Amended and Restated Trust Agreement

transmission, and addressed in each case as specified on Schedule I to the Sale Agreement, or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto.

(b) Any notice required or permitted to be given to any Certificateholder shall be given by first-class mail, postage prepaid, at the address shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, regardless of whether delivered in physical or electronic form, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.8. No Petition.

(a) To the fullest extent permitted by applicable law, each of the Owner Trustee (in its individual capacity and as the Owner Trustee by entering into this Agreement), the Depositor, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join or institute against, with any other Person, any Proceeding

38	COPAR 2019-2 Amended and Restated Trust Agreement

against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Without limiting the foregoing, in no event shall the Owner Trustee authorize, institute or join in any bankruptcy or similar Proceeding described in the preceding sentence other than in accordance with Section 4.3; provided, however, nothing in this Section shall prevent the Owner Trustee from (i) filing a proof of claim in any such Proceeding or (ii) from commencing against the Issuer or any of its property any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceeding.

(b) The Depositor’s obligations under this Agreement are obligations solely of the Depositor and will not constitute a claim against the Depositor to the extent that the Depositor does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Depositor. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and each Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section and the terms of this Section may be enforced by an action for specific performance. The provisions of this Section will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 11.9. Information Request. The Owner Trustee shall provide any information regarding the Issuer in its possession reasonably requested by the Servicer, the Administrator, the Depositor or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

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SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12. Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 11.13. Information to Be Provided by the Owner Trustee. The Owner Trustee shall provide the Depositor, the Bank and the Servicer (each, a “Transaction Party” and, collectively, the “Transaction Parties”) with (i) notification, as soon as practicable and in any event within ten (10) Business Days, of all demands communicated to a Responsible Officer of the Owner Trustee for the purchase, repurchase or replacement of any Receivable pursuant to Section 3.4 of the Purchase Agreement, and (ii) promptly upon reasonable request in writing by a Transaction Party, any other information in the Owner Trustee’s possession reasonably requested by a Transaction Party to facilitate compliance by the Transaction Parties with Rule 15Ga-1 under the Exchange Act. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act with respect to the transactions contemplated by the Transaction Documents, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act with respect to the transactions contemplated by the Transaction Documents. Such notification to be substantially in the form of Exhibit C hereto.

SECTION 11.14. Form 10-D Filings, Item 1117 and Item 1119 of Regulation AB. So long as the Depositor is filing Exchange Act Reports with respect to the Issuer and until the Depositor notifies the Owner Trustee that such action is no longer required, on or before the 15th of each calendar month for so long as the Depositor is filing Exchange Act Reports with respect to the Issuer, commencing on October 15, 2019, the Owner Trustee shall deliver to the Depositor (but only upon receipt of written direction from the Depositor to do so) the certification substantially in the form attached hereto as Exhibit E or such form as mutually agreed upon by the Depositor and the Owner Trustee regarding any affiliations or relationships (as contemplated in Item 1119 of Regulation AB) between the Owner Trustee and any Item 1119 Party and any Form 10-D Disclosure Item.

SECTION 11.15. Form 8-K Filings. So long as the Depositor is filing Exchange Act Reports with respect to the Issuer and until the Depositor notifies the Owner Trustee that such action is no longer required, the Owner Trustee shall promptly notify the Depositor, but in no event later than four (4) Business Days after its occurrence, of any Reportable Event described in

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clause (e) of the definition thereof with respect to the Owner Trustee of which a Responsible Officer of the Owner Trustee has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Depositor or the Servicer has actual knowledge). The Owner Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to the Owner Trustee in its individual capacity or any action by the Owner Trustee under this Agreement.

[Remainder of Page Intentionally Left Blank]

41	COPAR 2019-2 Amended and Restated Trust Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

BNY MELLON TRUST OF DELAWARE, as Owner Trustee

By:
Name:
Title:

CAPITAL ONE AUTO RECEIVABLES, LLC

By:
Name:	Eric Bauder
Title:	Assistant Vice President

Acknowledged and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Certificate Registrar and Certificate Paying Agent

By:
Name:
Title:

S-1	COPAR 2019-2 Amended and Restated Trust Agreement

EXHIBIT A

FORM OF CERTIFICATE

NUMBER	Principal Amount of this Certificate: $[ ]
R-	Aggregate Amount of all Certificates: $100,000 (which shall be deemed to be the equivalent of 100,000 units)
Percentage Interest of this Certificate: [ ]%
CUSIP NO.
ISIN

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2

CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

(This Certificate does not represent an interest in or obligation of Capital One Auto Receivables, LLC, Capital One, National Association or any of their respective Affiliates, except to the extent described below.)

THIS CERTIFICATE IS NOT NEGOTIABLE.

THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE DEPOSITOR OR ANY OF ITS AFFILIATES AND BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AS PART OF THE

A-1	Amended and Restated Trust Agreement

INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

BY ACQUIRING THIS CERTIFICATE, EACH PURCHASER AND TRANSFEREE, AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE, WILL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON BEHALF OF OR WITH ANY ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, OR (IV) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $2,000 AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF. NO DISTRIBUTIONS OF MONEYS TO THE CERTIFICATEHOLDERS UNDER THE TRANSACTION DOCUMENTS SHALL BE DEEMED TO REDUCE THE NOMINAL PRINCIPAL AMOUNT OF ANY CERTIFICATE PRIOR TO PAYMENT IN FULL OF ALL OUTSTANDING NOTES; PROVIDED, THAT THE FINAL AGGREGATE $100,000 DISTRIBUTED TO THE CERTIFICATEHOLDERS UNDER THE TRANSACTION DOCUMENTS UPON FINAL DISTRIBUTION OF THE TRUST ESTATE AND TERMINATION OF THE ISSUER SHALL BE DEEMED TO REPAY THE AGGREGATE NOMINAL PRINCIPAL AMOUNT OF THE CERTIFICATES IN FULL; PROVIDED, FURTHER, THAT ANY FAILURE TO PAY IN FULL THE OUTSTANDING PRINCIPAL BALANCE OF A CERTIFICATE ON SUCH FINAL DISTRIBUTION DATE SHALL NOT RESULT IN ANY RECOURSE TO, CLAIM AGAINST OR LIABILITY OF ANY PERSON FOR SUCH SHORTFALL.

A-2	COPAR 2019-2 Amended and Restated Trust Agreement

THIS CERTIFIES THAT                     is the registered owner of a     % nonassessable, fully-paid, Percentage Interest in CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2, a Delaware statutory trust (the “Issuer”) formed by CAPITAL ONE AUTO RECEIVABLES, LLC, a Delaware limited liability company, as depositor (the “Depositor”).

The Issuer was created pursuant to a Trust Agreement dated as of August 7, 2019 (as amended and restated as of September 18, 2019, the “Trust Agreement”), between the Depositor, and BNY Mellon Trust of Delaware, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Sale Agreement, dated as of September 18, 2019, between the Depositor and the Issuer, as the same may be amended or supplemented from time to time.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture and the Trust Agreement, as applicable.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties such Person shall not commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

By accepting and holding this Certificate (or any interest herein), the holder hereof, and any fiduciary acting on behalf of a holder, shall be deemed to have represented and warranted that it is not acquiring this Certificate (or any interest herein) on behalf of or with any assets of, (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, (ii) a “plan” as described by Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which is subject to Section 4975 of the Code, (iii) any entity deemed to hold the plan

A-3	COPAR 2019-2 Amended and Restated Trust Agreement

assets of any of the foregoing by reason of such employee benefit plan’s or plan’s investment in the entity or (iv) any governmental, church, non-U.S. or other plan or arrangement that is subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

It is the intention of the parties to the Trust Agreement that, for purposes of United States federal, state and local income and franchise tax purposes, the Issuer will be treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code. By accepting this Certificate, the Certificateholder consents to and agrees to take no action inconsistent with, the foregoing intended tax treatment.

By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents a Percentage Interest only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

Each Certificateholder, by acceptance of this Certificate, acknowledges and agrees that the purpose of Article XII of the Indenture is to facilitate compliance with the FDIC Rule by the Bank, the Depositor, the Servicer and the Issuer (collectively, the “Capital One Parties”) and that the interpretations of the requirements of the FDIC Rule may change over time, whether due to interpretive guidance provided by the FDIC or its staff, consensus amount participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees that the provisions set forth in Article XII of the Indenture shall have the effect and meanings that are appropriate under the FDIC Rule as such effect and meanings change over time on the basis of evolving interpretations of the FDIC Rule.

A-4	COPAR 2019-2 Amended and Restated Trust Agreement

IN WITNESS WHEREOF, the Issuer has caused this Certificate to be duly executed.

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2

By: BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Owner Trustee

Dated:	By:

A-5	COPAR 2019-2 Amended and Restated Trust Agreement

CERTIFICATE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

Wilmington Trust, National Association, not in its individual capacity but solely as Certificate Registrar

By:
Authenticating Agent

A-6	COPAR 2019-2 Amended and Restated Trust Agreement

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                    ]

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, (Asset Backed Certificate No. R-[ ] issued by CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2), and all rights thereunder, hereby irrevocably constituting and appointing

                     Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises

Dated:             , 20[    ]

[ ]

By:
Name:
Title:

A-7	COPAR 2019-2 Amended and Restated Trust Agreement

EXHIBIT B

FORM OF CERTIFICATE INVESTOR REPRESENTATION LETTER

[            ], 20

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2

[Address]

[                    ],

[Address]

[Transferor]

[Address]

Attention:      CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2

Re:	Transfer of CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2 Certificates, (the “Certificates”)

Ladies and Gentlemen:

a.

This letter is delivered pursuant to Section 3.7 of the Amended and Restated Trust Agreement, dated as of September 18, 2019 (the “Trust Agreement”), between CAPITAL ONE AUTO RECEIVABLES, LLC, as Depositor (the “Depositor”), and BNY Mellon Trust of Delaware, as Owner Trustee (the “Owner Trustee”), in connection with the transfer by                      (the “Transferor”) to the undersigned (the “Transferee”) of [    ]% Percentage Interest of the Certificates with a nominal principal amount of $[    ][1]. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:

(i) The Transferee is either (a) an Affiliate of the Depositor or (b) (1) is a Qualified Institutional Buyer, (2) is aware that the sale of the Certificates (other than a sale of the Certificates by the Depositor or any of its Affiliates as part of the initial distribution or any redistribution of the Certificates by the Depositor or any of its Affiliates) to it is being made in reliance on the exemption from registration provided by Rule 144A, and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion;

[1]	In minimum denominations of $2,000 and integral multiples of $1 in excess thereof.

B-1	Amended and Restated Trust Agreement

(ii) The Transferee understands that the Certificates will bear a legend to the following effect:

“THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE DEPOSITOR OR ANY OF ITS AFFILIATES AND BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE DEPOSITOR OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

BY ACQUIRING THIS CERTIFICATE, EACH PURCHASER AND TRANSFEREE, AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE, WILL BE DEEMED TO REPRESENT

B-2	COPAR 2019-2 Amended and Restated Trust Agreement

AND WARRANT THAT IT IS NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON BEHALF OF OR WITH ANY ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, OR (IV) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

(iii) The Transferee understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Certificates have been or will be registered under the Securities Act, and, if in the future the Transferee decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may only be offered, resold, pledged or otherwise transferred in accordance with the Trust Agreement. The Transferee acknowledges that no representation is being made by the Issuer as to the availability of any exemption under the Securities Act or any applicable State securities laws for resale of the Certificates;

(iv) The Transferee understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates. The Transferee has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks of its investment in the Certificates, and the transferee and any accounts for which it is acting are each able to bear the economic risk of its investment;

(v) The Transferee will not make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Certificates;

(vi) The Transferee is not acquiring the Certificates with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

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(vii) The transferee will provide notice to each Person to whom it proposes to transfer any interest in the Certificates of the transfer restrictions and representations set forth in the Trust Agreement, including the Exhibits thereto;

(viii) The Transferee agrees that it will not offer or sell, or otherwise transfer the Certificates to any person unless the transferee of the Certificates has executed a Certificate Investor Representation Letter;

(ix) The Transferee is not acquiring the Certificates (or any interest therein) with the assets of (a) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, (b) a “plan” as described by Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which is subject to Section 4975 of the Code, (c) any entity deemed to hold the plan assets of any of the foregoing by reason of such employee benefit plan’s or plan’s investment in the entity or (d) any governmental, church, non-U.S. or other plan or arrangement that is subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code;

(x) The Transferee acknowledges that the Issuer, the Owner Trustee, the Depositor and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements herein and in the Trust Agreement and agrees that if any of the acknowledgements, representations, warranties or agreements made by it in connection with its purchase of any Certificates are no longer accurate, the Transferee will promptly notify the Issuer, the Owner Trustee and the Depositor;

(xi) The Transferee understands that if Responsible Officer of the Owner Trustee becomes aware that (a) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of the Trust Agreement on the basis of a materially incorrect certification from the Transferor or purported transferee, (b) a transferee failed to deliver to the Owner Trustee a Certificate Investor Representation Letter or (c) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder;

B-4	COPAR 2019-2 Amended and Restated Trust Agreement

(xii) The Transferee acknowledges and agrees that it has complied with the following representations, to the extent applicable:

a.    Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate that is a U.S. Tax Person shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 (or applicable successor form) certifying that it is not subject to backup withholding and that it is a U.S. Tax Person. Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate that is not a U.S. Tax Person shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8BEN (Certification of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), U.S. Internal Revenue Service Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), U.S. Internal Revenue Service Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting) or U.S. Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States), or any applicable successors to such U.S. Internal Revenue Service forms or other reasonable information or certification requested by the Owner Trustee, the Administrator or the Certificate Paying Agent (i) to permit the Owner Trustee, the Administrator and the Certificate Paying Agent to make payments to the registered owner of, and if different, each owner of a beneficial interest in, a Certificate without withholding or deduction (including any FATCA Withholding Tax), (ii) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets, or (iii) to enable the Owner Trustee, the Administrator and the Certificate Paying Agent to satisfy any reporting or other obligations under any applicable tax law (including FATCA), and will update or replace such form, certification or other information as necessary in accordance with its terms or its subsequent amendments. The applicable U.S. Internal Revenue Service forms required to be delivered, as described above, shall be delivered on or prior to the date on which a registered owner of, and, if different, each owner of a beneficial interest in, a Certificate becomes a holder of a Certificate and from time to time thereafter as prescribed by applicable law or upon the request of the Certificate Paying Agent.

b.    Each registered owner of, and, if different, each owner of a beneficial interest in, a Certificate represents to the Issuer and Owner Trustee by acceptance of a Certificate or interest therein that it is not and will not become subject to any FATCA Withholding. In the case of a

B-5	COPAR 2019-2 Amended and Restated Trust Agreement

Certificateholder that is not a U.S. Tax Person and provides an U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8BEN-E under Section 3.7(c) in order to claim the benefits of the exemption for portfolio interest under Sections 871 or 881 of the Code (instead of, for example, claiming the benefits of an income tax treaty to which the United States is a party), such Certificateholder (or in the case of a Certificateholder providing U.S. Internal Revenue Service Form W-8IMY, the beneficial owner of the Certificate) hereby represents that it is not (i) a “bank” within the meaning of Code section 881(c)(3), (ii) a “10 percent shareholder” of an obligor on a Receivable within the meaning of Code section 871(h) or 881(c)(3) (as the case may be) or (iii) a “controlled foreign corporation” with respect to such an obligor described in Code section 881(c)(3).

c.    Each registered owner of, and, if different, each owner of a beneficial interest in, a Certificate represents to the Issuer and Owner Trustee by acceptance of this Certificate or interest therein that it is not and will not become subject to any FATCA Withholding Tax.

d.    Each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to acknowledge that the Issuer may provide such information and any other information concerning its investment in the Certificates to the U.S. Internal Revenue Service. In addition, each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to understand and acknowledge that the Issuer has the right, hereunder, to withhold on any beneficial owner of an interest in a Certificate that fails to comply with the foregoing requirements.

(xiii) The Transferee acknowledges that in connection with the transfer of the Certificates (a) none of the Issuer, the Servicer, the Depositor nor the Owner Trustee is acting as a fiduciary or financial or investment adviser for the transferee, (b) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Servicer, the Depositor or the Owner Trustee other than in the most current private placement memorandum for such Certificates and any representations expressly set forth in a written agreement with such party, (c) none of the Issuer, the Servicer, the Depositor or the Owner Trustee has given to the transferee (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of its purchase or the documentation for the Certificates, (d) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Trust Agreement) based upon its own judgment and

B-6	COPAR 2019-2 Amended and Restated Trust Agreement

upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Depositor or the Owner Trustee, (e) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Certificates reflect those in the relevant market for similar transactions, (f) the transferee is purchasing the Certificates with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) the transferee is a sophisticated investor familiar with transactions similar to its investment in the Certificates.

(xiv) No transfers shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of the Code Section 7704 and any proposed, temporary or final Treasury regulations thereunder.

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Any photocopy, facsimile or other copy of this letter shall be deemed of equal effect as a signed original.

Executed by

Name of Transferee

By:
Name:
Title:

Transferee’s Address:

Telephone:
Facsimile:

B-8	COPAR 2019-2 Amended and Restated Trust Agreement

EXHIBIT C

FORM OF NOTICE OF REQUESTS TO REPURCHASE RECEIVABLES

                                                         [             ], 20[    ]

[Depositor]

[Servicer]

Re:	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2– Notice of Requests to Repurchase Receivables

Reference is hereby made to the Amended and Restated Trust Agreement, dated as of September 18, 2019 (the “Trust Agreement”), between CAPITAL ONE AUTO RECEIVABLES, LLC, as depositor (the “Depositor”), and BNY Mellon Trust of Delaware, as owner trustee (the “Owner Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Trust Agreement. This Notice is being delivered pursuant to Section 11.13 of the Trust Agreement.

The Owner Trustee hereby certifies as to the checked option below:

[    ] During the period from and including [                    ] to but excluding [                    ], the Owner Trustee received no requests from the holders of any of the Notes or Certificates outstanding during that period requesting that any Receivables be purchased, repurchased or replaced with respect to such Notes or Certificates.

[    ] During the period from and including [                    ] to but excluding [                    ], the Owner Trustee received one or more requests from the holders of any of the Notes or Certificates outstanding during that period requesting that any Receivables be purchased, repurchased or replaced with respect to such Notes or Certificates. Copies of such requests received in writing are attached hereto, and details of any such requests received orally are as set forth below:

Date of Request

Number of Receivables

Aggregate Principal Balance of Receivables Subject to Request

[REMINDER OF PAGE INTENTIONALLY LEFT BLANK]

C-1	COPAR 2019-2 Amended and Restated Trust Agreement

BNY Mellon Trust of Delaware, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

C-2	Amended and Restated Trust Agreement

EXHIBIT D

FORM OF REGISTRATION OF DEFINITIVE CERTIFICATE TRANSFER DIRECTION

LETTER PURSUANT TO THE TRUST AGREEMENT

[            ], 20[    ]

[                    ],

[Address]

Reference is hereby made to the Amended and Restated Trust Agreement, dated as of September 18, 2019 (the “Trust Agreement”), between CAPITAL ONE AUTO RECEIVABLES, LLC, as Depositor (the “Depositor”), and BNY MELLON TRUST OF DELAWARE, as Owner Trustee (the “Owner Trustee”), governing CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2 (the “Issuer”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Trust Agreement.

You are hereby notified that [name of Transferor] (the “Transferor”) has transferred its [    ]% beneficial interest in the Issuer evidenced by Certificate No.                     . Enclosed, please find the following documentation as required by the Trust Agreement:

1.	Original Certificate No. R-[ ] for cancellation;

2.	Written instrument of transfer executed by Transferor with signature medallion guaranteed;[2]

3.	Incumbency certificate of Transferor certified by an officer of the Transferor;

4.	Certificate Investor Representation Letter executed by Transferee;

5.	[FormW-9][Form W-8BEN][Form W-8BEN-E][Form W-8ECI][Form W-8IMY][applicable successor form] of Transferee.

You are hereby directed, as Owner Trustee and Certificate Registrar, to take the following actions to register the certificate transfer in the order enumerated below:

(a)

cancel and dispose of, in accordance with the customary practices of the Owner Trustee, the Certificate representing [                ] Percentage Interest in the Issuer, bearing certificate number R-    , registered in the name of the Transferor;

(b)

execute and authenticate one or more Certificates, as specified in Schedule A hereto, representing the relevant Percentage Interest in the Issuer specified in Schedule A hereto, bearing such appropriate certificate number as determined by the Certificate Registrar and to register said Certificate in the name of the Transferee specified in the corresponding column on Schedule A hereto; and

[2]	[Please use form of Assignment attached to the back of the Form of Certificate on Exhibit A of the Trust Agreement.]

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(c)	to deliver said authenticated Certificates to the addresses specified in the corresponding column on Schedule A hereto.

The wire instructions of each Certificateholder are set forth on Schedule A hereto.

The undersigned Transferee hereby certifies to the Owner Trustee that (i) the transfer requested hereby does not violate any of the transfer restrictions stated in the Trust Agreement, including but not limited to clauses (d) and (e) of Section 3.5 thereof.

[Signature Page Follows]

D-2	Amended and Restated Trust Agreement

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

D-3	COPAR 2019-2 Amended and Restated Trust Agreement

SCHEDULE A

[To be updated]

Name of Transferee	Tax ID Number of Transferee	Principal Amount[3]	Percentage Interest[3]	Delivery Address	Wire Instructions

[3]	Aggregate Percentage Interest and Principal Amount of new Certificates must match the Percentage Interest and Principal Amount of the transferred Certificate being cancelled pursuant to (a) above.

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EXHIBIT E

FORM OF OWNER TRUSTEE’S MONTHLY CERTIFICATION

REGARDING ITEM 1117 AND ITEM 1119 OF REGULATION AB

Reference is made to the Form 10-D of CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2019-2 (the “Form 10-D”) for the month ended [            ], 20[    ]. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Form 10-D.

BNY Mellon Trust of Delaware, a Delaware banking corporation (“BNY Mellon”), does hereby certify to the Sponsor, the Depositor and the Issuing Entity that:

1.    As of the date of the Form 10-D, there are no pending legal Proceedings against BNY Mellon or Proceedings known to be contemplated by governmental authorities against BNY Mellon that would be material to the investors in the Notes.

2.    As of the date of the Form 10-D, there are no affiliations, as contemplated by Item 1119 of Regulation AB, between BNY Mellon and any of Capital One, National Association, Capital One Auto Receivables, LLC, Wilmington Trust, National Association (the “Indenture Trustee”) and the Issuing Entity, or any affiliates of such parties.

IN WITNESS WHEREOF, BNY Mellon has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized.

Dated:             , 20[    ]

BNY MELLON TRUST OF DELAWARE

By:
Name:
Title:

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